SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 9, 2004

Date of Report (Date of earliest event reported)

Tripos, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-23666	43-1454986
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1699 South Hanley Rd., St. Louis, MO   63144

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(314) 647-1099

Not applicable

(Former name or former address, if changed since last report)

Exhibit Index on Page 3

Item 9. Information Provided Under Item 9 Regulation FD Disclosure

The following information is furnished pursuant to Item 9, Regulation FD Disclosure.

On March 9, 2004, Tripos, Inc. issued a press release announcing its that its President and Chief Executive Officer, John P. McAlister, was making a presentation at SG Cowen's 24th Annual Health Care Conference. In addition, the conference's audio webcast will be accessible at http://www.corporate-ir.net/ireye/confLobby.zhtml?ticker=TRPS&item_id=852003 starting about one hour after the presentation ends and remaining available for 90 days.

The press release is being furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIPOS, INC.

By: /s/ B. James Rubin

B. James Rubin

Sr. Vice President

Chief Financial Officer

Date: March 9, 2004

INDEX TO EXHIBITS

Exhibit No. Description

99.1 Press release, dated March 9, 2004, issued by Tripos, Inc.

Exhibit 99.1

Contacts:                                                                                                                                                                                                      (Media only)

Tripos, Inc.                                                                                                                                                                                                  Waggener Edstrom Bioscience

Jim Rubin                                                                                                                                                                                                     Lisa Osborne

Chief Financial Officer                                                                                                                                                                                Account Director

(314) 647-8837                                                                                                                                                                                           (425) 638-7134

                                                                                                                                                                                                                    lisao@wagged.com

For Release 7 a.m. EST

March 9, 2004

Tripos President and CEO to Present
At SG Cowen's 24th Annual Health Care Conference

ST. LOUIS -- March 9, 2004 -- Tripos, Inc. (Nasdaq: TRPS), a leading provider of drug discovery chemistry and informatics products, today announced that President and Chief Executive Officer Dr. John P. McAlister will present at SG Cowen's 24th Annual Health Care Conference Thursday, March 11, 2004, at 8 and 9 a.m. EST. The presentations will take place at The Boston Marriott Copley Place Hotel in Boston.

Who: Dr. John P. McAlister, Tripos president and CEO

What: SG Cowen's 24th Annual Health Care Conference

Where: The Boston Marriott Copley Place Hotel in Boston

When: Thursday, March 11 from 8-8:45 a.m. and 9-9:45 a.m. EST

In addition, the conference's audio webcast can be accessed at http://www.corporate-ir.net/ireye/confLobby.zhtml?ticker=TRPS&item_id=852003 about one hour after the presentation ends and will be available for 90 days.

About Tripos, Inc.

Tripos (Nasdaq: TRPS) combines leading-edge technology and innovative science to deliver consistently superior chemistry-research products and services for the biotechnology, pharmaceutical and other life science industries. Tripos partners with clients to accelerate and improve the creation of life-enhancing products. Within Tripos' Discovery Informatics (DI) business, the company provides software products and consulting services to develop, manage, analyze and share critical drug discovery information. Within Tripos' Discovery Research (DR) business, Tripos' medicinal chemists and research scientists partner directly with clients in their research initiatives, leveraging state-of-the-art information technologies and research facilities. Headquartered in St. Louis, Mo., Tripos spans the world with global research operations and an international client base. Further information on Tripos can be found at http://www.tripos.com/.

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This press release may contain certain statements that are forward-looking and involve risks and uncertainties. Words such as "expects," "anticipates," "projects," "estimates," "intends," "plans," "believes," and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are based on current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. We have identified certain factors that could cause actual results to differ materially from the forward-looking statements in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K. Except as otherwise required under federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.